MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

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                             CARMAX AUTO OWNER TRUST
                                  SERIES 2002-1

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Collection Period             09/01/02-09/30/02
Determination Date                    10/9/2002
Distribution Date                    10/15/2002


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

Pool Balance

 1 .   Pool Balance on the close of the last day of the preceding
       Collection Period                                                                                $      468,830,979.87

 2 .   Collections allocable to Principal                                                               $       14,340,443.28

 3 .   Purchase Amount allocable to Principal                                                           $                0.00

 4 .   Defaulted Receivables                                                                            $          265,390.24

                                                                                                           -------------------
                                                                                                           -------------------
 5 .   Pool Balance on the close of the last day of the Collection Period                               $      454,225,146.35
       (Ln1 - Ln2 - Ln3 - Ln4)

 6 .   Initial Pool Balance                                                                             $      512,613,701.98

                                                                               Beginning                          End
 7 .   Portfolio Balances                                                      of Period                       of Period
                                                                          ----------------------------------------------------
                                                                          ----------------------------------------------------

       a.Class A-1 Note Balance                                           $   66,217,277.89            $        51,611,444.37
       b.Class A-2 Note Balance                                           $  126,000,000.00            $       126,000,000.00
       c.Class A-3 Note Balance                                           $  159,000,000.00            $       159,000,000.00
       d.Class A-4 Note Balance                                           $  107,361,000.00            $       107,361,000.00
       e.Certificate Balance                                              $   10,252,000.00            $        10,252,000.00
                                                                            ----------------               -------------------
                                                                            ----------------               -------------------
       f.Total Portfolio Balance (sum a - e)                              $  468,830,277.89            $       454,224,444.37

 8 .   Pool Factors

       a.Class A-1 Note Pool Factor                                               0.6019753                         0.4691949
       b.Class A-2 Note Pool Factor                                               1.0000000                         1.0000000
       c.Class A-3 Note Pool Factor                                               1.0000000                         1.0000000
       d.Class A-4 Note Pool Factor                                               1.0000000                         1.0000000
       e.Certificate Pool Factor                                                  1.0000000                         1.0000000
                                                                            ----------------               -------------------
                                                                            ----------------               -------------------
       f.Aggregate Pool Factor                                                    0.9145879                         0.8860950

 9 .   Weighted Average Coupon                                                                          %              10.18%

10 .   Weighted Average Original Term                                                                  months           60.03

11 .   Weighted Average Remaining Term                                                                 months           51.97

Collections

12 .   Finance Charge:

       a.Collections allocable to Finance Charge                                                        $        3,970,058.96
       b.Liquidation Proceeds allocable to Finance Charge                                               $                0.00
       c.Purchase Amount allocable to Finance Charge                                                    $                0.00
                                                                                                           -------------------
                                                                                                           -------------------
       d.Available Finance Charge Collections (sum a - c)                                               $        3,970,058.96

13 .   Principal:
       a.Collections allocable to Principal                                                             $       14,340,443.28
       b.Liquidation Proceeds allocable to Principal                                                    $           12,609.99
       c.Purchase Amount allocable to Principal                                                         $                0.00
                                                                                                           -------------------
                                                                                                           -------------------
       d.Available Principal Collections (sum a - c)                                                    $       14,353,053.27

14 .   Total Finance Charge and Principal Collections (12d + 13d)                                       $       18,323,112.23

15 .   Interest Income from Collection Account                                                          $           18,063.60

                                                                                                           -------------------
                                                                                                           -------------------
16 .   Available Collections (Ln14 + Ln15)                                                              $       18,341,175.83

Required Payment Amount

17 .   Total Servicing Fee
       a.Monthly Servicing Fee                                                                          $          390,692.48
       b.Amount Unpaid from Prior Months                                                                $                0.00
       c.Amount Paid                                                                                    $          390,692.48
                                                                                                           -------------------
                                                                                                           -------------------
       d.Shortfall Amount (a + b - c)                                                                   $                0.00

18 .   Noteholder Interest Amounts
       a.Class A-1 Monthly Interest                                                                     $          100,815.81
       b.Class A-1 Monthly Interest Carryover Shortfall                                                 $                0.00
       c.Interest Due on Class A-1 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                           -------------------
                                                                                                           -------------------
       d.Total Class A-1 Note Interest (sum a - c)                                                      $          100,815.81

       e.Class A-2 Monthly Interest                                                                     $          277,200.00
       f.Class A-2 Monthly Interest Carryover Shortfall                                                 $                0.00
       g.Interest Due on Class A-2 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                           -------------------
                                                                                                           -------------------
       h.Total Class A-2 Note Interest (sum e-g)                                                        $          277,200.00

       i.Class A-3 Monthly Interest                                                                     $          475,675.00
       j.Class A-3 Monthly Interest Carryover Shortfall                                                 $                0.00
       k.Interest Due on Class A-3 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                           -------------------
                                                                                                           -------------------
       l.Total Class A-3 Note Interest (sum i-k)                                                        $          475,675.00

       m.Class A-4 Monthly Interest                                                                     $          378,447.53
       n.Class A-4 Monthly Interest Carryover Shortfall                                                 $                0.00
       o.Interest Due on Class A-4 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                           -------------------
                                                                                                           -------------------
       p.Total Class A-4 Note Interest (sum m-o)                                                        $          378,447.53

       q.Total Monthly Note Interest                                                                    $        1,232,138.34
       r.Total Monthly Note Interest Carryover Shortfall                                                $                0.00
       s.Total Interest Due on Monthly Note Interest Carryover Shortfall                                $                0.00
                                                                                                           -------------------
                                                                                                           -------------------
       t.Total Note Interest (sum q - s)                                                                $        1,232,138.34

19 .   Noteholder Principal Amounts
       a.Class A-1 Monthly Note Principal                                                               $       14,605,833.52
       b.Class A-2 Monthly Note Principal                                                               $                0.00
       c.Class A-3 Monthly Note Principal                                                               $                0.00
       d.Class A-4 Monthly Note Principal                                                               $                0.00
                                                                                                           -------------------
                                                                                                           -------------------
       e.Total Monthly Note Principal                                                                   $       14,605,833.52

20 .   Certificateholder Interest Amounts
       a.Monthly Certificate Interest                                                                   $           38,274.13
       b.Monthly Certificate Interest Carryover Shortfall                                               $                0.00
       c.Interest Due on Monthly Certificate Interest Carryover Shortfall                               $                0.00
                                                                                                           -------------------
                                                                                                           -------------------
       d.Total (sum a - c)                                                                              $           38,274.13

       e.Total Certificate Interest                                                                     $           38,274.13

21 .   Monthly Certificate Principal                                                                    $                0.00

22 .   Required Payment Amount                                                                          $       16,266,938.47

Insurance Payment Amount

23 .   Insurance Premium(s) Due
       a.Current Amount Due                                                                             $           58,603.87
       b.Overdue Premiums                                                                               $                0.00
       c.Amount Paid                                                                                    $           58,603.87
                                                                                                           -------------------
                                                                                                           -------------------
       d.Shortfall Amount (a + b - c)                                                                   $                0.00

24 .   Unreimbursed Insurance Payments
       a.Current Amount Due                                                                             $                0.00
       b.Interest                                                                                       $                0.00
       c.Amount Paid                                                                                    $                0.00
                                                                                                           -------------------
                                                                                                           -------------------
       d.Shortfall Amount (a + b - c)                                                                   $                0.00

25 .   Insurance Payment Amount                                                                         $           58,603.87

Available Funds

26 .   Available Collections                                                                            $       18,341,175.83

27 .   Reserve Account Draw Amount                                                                      $                0.00

28 .   Policy Claim Amount                                                                              $                0.00
                                                                                                           -------------------
                                                                                                           -------------------

29 .   Available Funds                                                                                  $       18,341,175.83

Collection Account Activity

30 .   Deposits
       a.Total Daily Deposits of Finance Charge Collections                                             $        3,970,058.96
       b.Total Daily Deposits of Principal Collections                                                  $       14,353,053.27
       c.Withdrawal from Reserve Account                                                                $                0.00
       d.Policy Claim Amount                                                                            $                0.00
       e.Interest Income                                                                                $           18,063.60
                                                                                                           -------------------
                                                                                                           -------------------
       f.Total Deposits to Collection Account (sum a - e)                                               $       18,341,175.83

31 .   Withdrawals
       a.Servicing Fee                                                                                  $          390,692.48
       b.Deposit to Note Payment Account for Monthly Note Interest/Principal                            $       15,837,971.86
       c.Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal              $           38,274.13
       d.Payments to Insurer for Insurance Premium                                                      $           58,603.87
       e.Reimbursement of Insurance Payments                                                            $                0.00
       f.Deposit to Reserve Account                                                                     $          570,483.08
       g.Payment to Seller of any remaining funds                                                       $        1,445,150.41
                                                                                                           -------------------
                                                                                                           -------------------
       h.Total Withdrawals from Collection Account (sum a - g)                                          $       18,341,175.83

Note Payment Account Activity

32 .   Deposits
       a.Class A-1 Interest Distribution                                                                $          100,815.81
       b.Class A-2 Interest Distribution                                                                $          277,200.00
       c.Class A-3 Interest Distribution                                                                $          475,675.00
       d.Class A-4 Interest Distribution                                                                $          378,447.53

       e.Class A-1 Principal Distribution                                                               $       14,605,833.52
       f.Class A-2 Principal Distribution                                                               $                0.00
       g.Class A-3 Principal Distribution                                                               $                0.00
       h.Class A-4 Principal Distribution                                                               $                0.00

       i.Total Deposits to Note Payment Account (sum a - h)                                             $       15,837,971.86

33 .   Withdrawals
       a.Class A-1 Distribution                                                                         $       14,706,649.33
       b.Class A-2 Distribution                                                                         $          277,200.00
       c.Class A-3 Distribution                                                                         $          475,675.00
       d.Class A-4 Distribution                                                                         $          378,447.53
                                                                                                           -------------------
                                                                                                           -------------------
       e.Total Withdrawals from Note Payment Account (sum a - d)                                        $       15,837,971.86

Certificate Payment Account Activity

34 .   Deposits
       a.Certificate Interest Distribution                                                              $           38,274.13
       b.Certificate Principal Distribution                                                             $                0.00
                                                                                                           -------------------
                                                                                                           -------------------
       c.Total Deposits to Certificate Payment Account (sum a - b)                                      $           38,274.13

35 .   Withdrawals
       a.Certificate Distribution                                                                       $           38,274.13
                                                                                                           -------------------
                                                                                                           -------------------
       b.Total Withdrawals from Certificate Payment Account                                             $           38,274.13

Required Reserve Account Amount

   If no Required Reserve Account Increase Event has occurred, the Required Reserve Account Amount is equal to the lesser of: (Ln36 or Ln37)

36 .   Greater of: (a or b)
       a.Percentage applicable times Pool Balance as of the last day
         of the  Collection Period                  (percentage applicable=      2.25%      )           $       10,220,065.79
       b.$5,126,137.02                                                                                  $        5,126,137.02

37 .   Sum of Note Balance and Certificate Balance as of current Distribution Date
       (after giving effect to all principal payments on current Distribution Date)                     $      454,224,444.37

   If a Required Reserve Account Increase Event has occurred, the Required Reserve Account Amount is equal to the Required Reserve Account Increase
   Amount:

38 .   Greater of: (a or b)
       a.Percentage applicable times Pool Balance as of the last day
         of the  Collection Period                  (percentage applicable=      4.50%      )           $       20,440,131.59
       b.$10,252,274.04                                                                                 $       10,252,274.04

39 .   Required Reserve Account Amount                                                                  $       10,220,065.79

Reserve Account Reconciliation

40 .   Beginning Balance (as of Preceding Distribution Date)                                            $        9,640,152.93

41 .   Investment Earnings                                                                              $            9,429.78

42 .   Reserve Account Draw Amount                                                                      $                0.00

                                                                                                           -------------------
                                                                                                           -------------------
43 .   Reserve Account Amount (Ln 40 + Ln41 - Ln42)                                                     $        9,649,582.71

44 .   Deposit from Excess Available Funds                                                              $          570,483.08

45 .   Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                     $                0.00

                                                                                                           -------------------
                                                                                                           -------------------
46 .   Ending Balance (Ln43 + Ln44 - Ln45)                                                              $       10,220,065.79

47 .   Reserve Account Deficiency (Ln39 - Ln46)                                                         $                0.00

Instructions to the Trustee

48 .   Amount to be deposited from the Reserve Account into the Collection Account                      $                0.00

49 .   Amount to be paid to Servicer from the Collection Account                                        $          390,692.48

50 .   Amount to be deposited from the Collection Account into the Note Payment Account                 $       15,837,971.86

51 .   Amount to be deposited from the Collection Account into the Certificate Payment Account          $           38,274.13

52 .   Amount to be paid to Insurance Provider from the Collection Account                              $           58,603.87

53 .   Amount to be deposited from the Collection Account into the Reserve Account                      $          570,483.08

54 .   Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
       Exceeds Required Reserve Amount                                                                  $                0.00

55 .   Amount to be paid to Seller from the Collection Account for any remaining Available Funds        $        1,445,150.41

56 .   Amount to be paid to Class A-1 Noteholders from the Note Payment Account                         $       14,706,649.33

57 .   Amount to be paid to Class A-2 Noteholders from the Note Payment Account                         $          277,200.00

58 .   Amount to be paid to Class A-3 Noteholders from the Note Payment Account                         $          475,675.00

59 .   Amount to be paid to Class A-4 Noteholders from the Note Payment Account                         $          378,447.53

60 .   Amount to be paid to Certificateholders from the Certificate Payment Account                     $           38,274.13

Net Loss and Delinquency Activity

61 .   Cumulative Net Losses                                                                            $          391,900.99

62 .   Cumulative Net Loss Percentage
       a.For the current Collection Period                                                                      0.0765%
       b.Has a Required Reserve Account Increase Event occurred?                                                   NO
       c.Has a Cumulative Net Loss Trigger Event occurred?                                                         NO

63 .   Delinquency Analysis                                                    Number of                       Principal
                                                                                 Loans                          Balance
                                                                          ----------------------------------------------------
                                                                          ----------------------------------------------------

       a.31 to 60 days past due                                                   237                   $        3,186,912.61
       b.61 to 90 days past due                                                   44                    $          546,828.63
       c.91 or more days past due                                                 28                    $          371,969.01
                                                                          ----------------------------------------------------
                                                                          ----------------------------------------------------
       d.Total (sum a - c)                                                        309                            4,105,710.25


64 .   Delinquency Ratio including Repossessions
       a.For the current Collection Period                                                                      0.8757%
       b.For the preceding Collection Period                                                                    0.6951%
       c.For the second preceding Collection Period                                                             0.4796%
       d.Average Delinquency Ratio (average a - c)                                                              0.6835%
       e.Has a Required Reserve Account Increase Event occurred                                                    NO
         (greater than 4.25%)?
       f.Has a Trigger Event occurred (greater than 5.25%)                                                         NO


64 .   Covenants of the Seller  (dollar amounts in thousands)                                                  31-May-02
       a.50% of Positive Net Income for CarMax since November 30, 2001                                  $              23,817
              Given: $350,000,000                                                                       $             350,000
              Total                                                                                     $             373,817
         Tangible Net Worth                                                                             $             496,099
         Is Tangible Net Worth less than $350,000,000 plus 50% of CarMax's positive net income?                    NO

       b.Managed Assets                                                                                 $           1,634,956
         Ratio of Tangible Net Worth to Managed Assets                                                           30.34%
         Is the ratio of Tangible Net Worth to Managed Assets less than 18%?                                       NO

       c.Adjusted EBITDA                                                                                $              53,492
         Total Interest and Rent Expense                                                                $              12,166
         Ratio of Adjusted EBITDA to Total Interest and Rent Expense                                              4.40
         Is the ratio of Adjusted EBITDA to Total Interest and Rent Expense less than 1.5 for Q1 & Q2
         or 1.1 for Q3 & Q4?                                                                                       NO

       d.Has CarMax had any change in control, merger or consolidation?                                            NO
         If yes, does CarMax have less than $75 million in cash or borrowing capacity? -

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on October 09, 2002.

CARMAX AUTO SUPERSTORES, INC.
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As Servicer

By:       /s/ Keith D. Browning
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Name:    Keith D. Browning
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Title:   Executive Vice President and Chief Financial Officer
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